Exhibit 32.1

Certification by the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Constellium SE (the “Company”) on Form 10-Q for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Ingrid Joerg, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 29, 2026	By:	/s/ Ingrid Joerg
Name: Ingrid Joerg
Title: Chief Executive Officer